UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): September 30, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On September 30, 2008 the Company has an amount of 31,562,377,817 shares of its Common Stock outstanding following the cancellation of stock repurchases by the Company.  This has been verified by the Transfer Agent to the Company.

An additional 4,500,000,000 restricted shares of the Company are awaiting cancellation, the Transfer Agent requested additional paperwork in respect of those stock cancellations. These are in respect of the cancellation of the "Signing Bonuses" awarded to Alan Santini, Jack Chang and to Leslie Smiedt. Alan Santini has submitted the correct paperwork as required by the Transfer Agent to cancel his 1,500,000,000 restricted shares of the Company's Common Stock. The Company is awaiting confirmation that Leslie Smiedt and Jack Chang have submitted the correct paperwork to the Transfer Agent in order to cancel their restricted shares of the Common Stock. Once the Transfer Agent has verified these stock cancellation of the Company's shares of Company's stock, these three individuals will be required a Form 4 reflecting the cancellation of their stockholding.

Upon these cancellations of the above-mentioned shares of the Company's Common Stock, the amount of outstanding shares of the Company's outstanding will be in the amount of 27,062,377,817. This is the amount used in this Stock Dividend calculation.

The Company will receive an amount of US$645,613,390 in Hurasu (see below for description) shares of Common Stock; all to be distributed to its stockholders as an Extraordinary Dividend.

Based upon the number of outstanding shares; the value of this Extraordinary Dividend is valued at US$0.239 per 1 (one) share of Fortress Financial Group, Inc.

The Board of Directors of Hurasu are not negotiable in their request that extensive sale restrictions be placed upon these shares issued by Hurasu to purchase the shares in both "Bouse" and in "South Copperstone". This is considered to be of paramount importance to protect the interests of both the Fortress Financial Group, Inc. and the Hurasu stockholders and this decision is based upon previous experience of massive stock price falls should these restrictions not be in place. It is envisaged that these shares of Hurasu shares of Common Stock issued, will bear a restrictive legend of no less than two years from the date of their issue. This is a decision taken by Hurasu and their rationale for these restrictions upon the sale of their stock is clearly understood and has now been endorsed by the Company and its Management.

The Stock Dividend "Record Date" and its "Pay Date" will not be set until such time as these remaining shares of the Company's stock are cancelled by the Transfer Agent. Furthermore, Hurasu has requested that these Stock Dividend "Record" and "Pay" dates not be set before October 20, 2008. The Company and its Management have agreed to abide by this request.

A detailed calculation is set out below.

CALCULATION OF THE VALUE OF THE EXTRAORDINARY DIVIDEND:-

As at September 17, 2008, an amount of 510,537,026 shares of Bouse Mining Holdings plc (hereinafter  referred to as "Bouse") are held by Western Diversified Mining Resources, Inc. (hereinafter referred to as "Western"); a wholly owned subsidiary of Fortress Financial Group, Inc.

As of August 25, 2008, the Company entered into a binding Heads of Agreement to dispose their entire shareholding in Bouse; to a quoted Gold Mining & Exploration Company (hereinafter referred to as "Hurasu"). This is to be settled through the issue of restricted Shares of Common Stock in Hurasu.

Hurasu will be paying US$0.76 for every 1 (one) Ordinary Share in Bouse.

The Company will receive an amount of US$388,008,140 in shares of Hurasu Common Stock in respect of its sale of its entire stockholding Bouse to Hurasu. The Hurasu shares will be priced at US$10.00 (ten dollars) each for the purposes of this calculation.

An amount of 1,030,421,001 shares of Copperstone Mining Holdings plc (hereinafter referred to as "Copperstone") are held by Western as at September 17, 2008.

As of August 25, 2008, the Company entered into a binding Heads of Agreement to dispose their entire shareholding in Copperstone; to a quoted Gold Mining & Exploration Company (hereinafter referred to as "Hurasu"). This is to be settled through the issue of restricted Shares of Common Stock in Hurasu.

Hurasu will be paying US$0.25 for every 1 (one) Ordinary Share in Copperstone.

The Company will receive an amount of US$257,602,250  in shares of Hurasu Common Stock in respect of its sale of its entire stockholding Bouse to Hurasu. The Hurasu shares will be priced at US$10.00 (ten dollars) each for the purposes of this calculation.

Hurasu is currently trading under a different name at this time and is undergoing a change of name and Trading Symbol to that of Hurasu Resource Corporation following their recent acquisition of the "Bonanza" and "Santa Clara" Gold Mining & Exploration properties.

Hurasu has three detachment fault properties, those being "Bonanza", "North Rawhide" and "Santa Clara" which are on the same trend as both "Bouse" and "South Copperstone".

The Board of Directors of the Company has resolved to distribute all of these shares of Hurasu Common Stock to its stockholders as an Extraordinary Dividend. The Company is at this time working with professional Advisors to co-ordinate the payment of this Extraordinary Dividend of the Company's shares of Hurasu Common Stock to stockholders. The Company will set a "Record Date" and a "Pay Date" in respect of this Extraordinary Dividend very shortly.

PURCHASE OF MINORITY STOCKHOLDER INTERESTS IN "BOUSE" AND IN "SOUTH COPPERSTONE" BY "HURASU":-

Hurasu has agreed to purchase the balance of the stock in "Bouse" and "South Copperstone" held by minority stockholders at the same price per share as set out above.

Stockholders of Fortress Financial Group, Inc. (formerly Great West Gold, Inc.) who were stockholders of Record on November 7, 2006 received stock in Bouse Mining Holdings plc. Hurasu is purchasing their shares in Bouse at a price of US$0.76 for every 1 (one) share held.

Stockholders of Fortress Financial Group, Inc. (formerly Great West Gold, Inc.) who were stockholders of Record on December 2, 2005 received stock in Copperstone Mining Holdings plc. Hurasu is purchasing their shares in Bouse at a price of US$0.25 for every 1 (one) share held.

These purchases of the balance of the stockholdings will be transacted on a separate date from the Extraordinary Dividend to Fortress Financial Group, Inc. stockholders as set out in this filing.

Upon the completion of these transactions, both "Bouse" and "South Copperstone" will be wholly owned by Hurasu.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

September 30, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer

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